Exhibit 99.1

News Release

Contact:	Christie B. Kelly
Title:	Global Chief Financial Officer
Phone:	+1 312 228 2316

Jones Lang LaSalle Reports Second Quarter 2013 Revenue Increase to $989 Million

Fee revenue of $908 million, up 7 percent from the second quarter of 2012

CHICAGO, July 30, 2013 – Jones Lang LaSalle Incorporated (NYSE: JLL) today reported adjusted earnings per share (“EPS”) of $1.15 for the second quarter of 2013, up from $1.13 in the prior year. Second-quarter revenue of $989 million was up 8 percent. Fee revenue was $908 million, an increase of 7 percent.

•	Continued solid fee revenue growth with 7 percent increase for the quarter and year to date

•	Strong capital raise by LaSalle Investment Management; $1.8 billion committed in the quarter

•	Capital Markets & Hotels outperformed markets in all regions

•	Leasing growth in the Americas driven by further market share gains

•	Revenue performance in BRIC countries impacted by strong comparable quarter in 2012

•	Healthy corporate outsourcing pipeline; transitioning new clients from previous wins

Summary Financial Results ($ in millions, except per share data)	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012

Revenue	$989	$921	$1,845	$1,735
Fee Revenue[1]	$908	$852	$1,689	$1,597
Adjusted Net Income[2]	$52	$51	$68	$73
U.S. GAAP Net Income	$46	$37	$59	$51
Adjusted Earnings per Share[2]	$1.15	$1.13	$1.50	$1.63
Earnings per Share	$1.03	$0.83	$1.32	$1.14
Adjusted EBITDA[3]	$102	$95	$150	$150
Adjusted EBITDA, Real Estate Services	$82	$84	$116	$112
Adjusted EBITDA, LaSalle Investment Management	$20	$11	$34	$38

See Financial Statement Notes (1), (2) and (3) following the Financial Statements in this news release

Jones Lang LaSalle Reports Second-Quarter 2013 Results – Page 2

“We are pleased with our revenue growth and particularly with the performance of our Capital Markets & Hotels business globally,” said Colin Dyer, President and Chief Executive Officer of Jones Lang LaSalle. “Leasing results outpaced the overall market despite hesitant corporate occupiers and reduced activity in the BRIC countries. We are moving with confidence into the seasonally strong second half of the year,” Dyer continued.

Consolidated Revenue ($ in millions, “LC” = local currency)	Three Months Ended June 30,		% Change in LC	Six Months Ended June 30,		% Change in LC
	2013	2012		2013	2012
Real Estate Services (“RES”)
Leasing	$298.6	$299.0	0%	$527.8	$529.2	0%
Capital Markets & Hotels	157.6	115.7	37%	278.3	204.5	37%
Property & Facility Management	257.5	238.4	10%	508.8	478.6	8%
Property & Facility Management Fee Revenue[1]	210.6	199.0	8%	422.9	399.9	7%
Project & Development Services	120.3	116.7	3%	234.0	224.3	5%
Project & Development Services Fee Revenue[1]	86.1	87.0	0%	163.3	165.4	0%
Advisory, Consulting and Other	94.1	92.4	2%	175.5	171.4	3%

Total RES Revenue	$928.1	$862.2	8%	$1,724.4	$1,608.0	8%

Total RES Fee Revenue[1]	$847.0	$793.1	7%	$1,567.8	$1,470.4	7%

LaSalle Investment Management
Advisory Fees	$55.1	$57.2	(2%)	$111.5	$114.6	(1%)
Transaction Fees & Other	5.2	1.6	n/m	8.3	3.4	n/m
Incentive Fees	1.0	0.3	n/m	1.2	8.7	(86%)

Total LaSalle Investment Management Revenue	$61.3	$59.1	5%	$121.0	$126.7	(3%)

Total Firm Revenue	$989.4	$921.3	8%	$1,845.4	$1,734.7	7%

Total Firm Fee Revenue[1]	$908.3	$852.2	7%	$1,688.8	$1,597.1	7%

n/m – not meaningful

Consolidated Performance Highlights:

–	Consolidated fee revenue growth of 7 percent, for the second quarter and year to date, was driven by a 37 percent increase in Capital Markets & Hotels, partially offset by revenue decreases in the BRIC countries.

–	Property & Facility Management fee revenue growth of 8 percent for the quarter, 7 percent year to date, was led by 14 percent increases from Asia Pacific, adding to the firm’s annuity revenue base.

Jones Lang LaSalle Reports Second-Quarter 2013 Results – Page 3

–	Consolidated fee-based operating expenses, excluding restructuring and acquisition charges, were $836 million in the second quarter, up 8 percent, and $1.6 billion year to date, up 7 percent, driven partially by the up-front costs of transitioning significant new corporate outsourcing clients that will begin generating revenue in the second half of 2013, as well as variable compensation from increases in Capital Markets revenue.

Balance Sheet and Net Interest Expense

–	The firm reduced total net debt by $37 million during the quarter to $833 million consistent with seasonal borrowing and repayment patterns.

–	Net interest expense for the second quarter was $9.0 million compared with $7.5 million a year ago, reflecting the diversification of our low-cost debt to include $275 million of 10-year Senior Notes fixed at 4.4 percent, which were issued in November 2012.

–	During the quarter, the firm made deferred acquisition and earn-out payments of $72 million primarily related to the Staubach and King Sturge acquisitions.

o	The final scheduled payment related to Staubach of $34 million will be made in the third quarter of 2013.

Jones Lang LaSalle Reports Second-Quarter 2013 Results – Page 4

Business Segment Performance Highlights

Americas Real Estate Services

Americas Revenue ($ in millions, “LC” = local currency)	Three Months Ended June 30,		% Change in LC	Six Months Ended June 30,		% Change in LC
	2013	2012		2013	2012
Leasing	$197.8	$187.0	6%	$350.1	$336.6	4%
Capital Markets & Hotels	53.4	42.1	27%	92.1	70.0	31%
Property & Facility Management	110.1	102.2	8%	218.6	203.6	8%
Property & Facility Management Fee Revenue[1]	86.3	82.2	5%	175.7	167.9	5%
Project & Development Services	42.7	45.1	(5%)	80.7	84.7	(4%)
Project & Development Services Fee Revenue[1]	42.3	44.9	(6%)	80.1	84.4	(5%)
Advisory, Consulting and Other	27.5	26.8	3%	51.5	49.7	4%

Operating Revenue	$431.5	$403.2	7%	$793.0	$744.6	7%
Equity Earnings	0.1	(0.3)	n/m	0.3	(0.2)	n/m

Total Segment Revenue	$431.6	$402.9	7%	$793.3	$744.4	7%

Total Segment Fee Revenue[1]	$407.4	$382.7	7%	$749.8	$708.4	6%

n/m – not meaningful

Americas Performance Highlights:

–	Revenue growth was driven by higher transactional revenue, led by Capital Markets & Hotels, up 27 percent for the quarter and 31 percent year to date, partially offset by lower Latin America revenue against the prior year.

–	Fee-based operating expenses were $372 million for the quarter, up 8 percent, driven by up-front transition costs incurred from a number of large new corporate outsourcing clients that will begin generating revenue during the second half of the year, as well as variable compensation from increases in transactional revenue.

–	Operating income was $35 million for the quarter, compared with $38 million in 2012. Operating income margin calculated on a fee revenue basis was 8.7 percent, compared with 9.9 percent last year.

–	Adjusted EBITDA was $47 million for the quarter, compared with $49 million in 2012. EBITDA margin calculated on a fee revenue basis was 11.5 percent in the quarter, compared with 12.7 percent last year.

Jones Lang LaSalle Reports Second-Quarter 2013 Results – Page 5

EMEA Real Estate Services

EMEA Revenue ($ in millions, “LC” = local currency)	Three Months Ended June 30,		% Change in LC	Six Months Ended June 30,		% Change in LC
	2013	2012		2013	2012
Leasing	$60.2	$66.4	(10%)	$109.1	$113.7	(4%)
Capital Markets & Hotels	63.2	49.8	28%	121.5	89.1	37%
Property & Facility Management	46.9	43.1	10%	89.7	85.6	5%
Property & Facility Management Fee Revenue[1]	42.0	41.8	1%	82.5	82.9	0%
Project & Development Services	56.2	52.4	6%	112.1	103.0	9%
Project & Development Services Fee Revenue[1]	27.6	25.8	7%	51.6	50.0	3%
Advisory, Consulting and Other	41.6	42.8	(2%)	80.7	81.1	1%

Operating Revenue	$268.1	$254.5	6%	$513.1	$472.5	9%
Equity Earnings	(0.5)	(0.1)	n/m	(0.5)	(0.1)	n/m

Total Segment Revenue	$267.6	$254.4	5%	$512.6	$472.4	9%

Total Segment Fee Revenue[1]	$234.1	$226.5	4%	$444.9	$416.7	7%

n/m – not meaningful

EMEA Performance Highlights:

–	Revenue growth was driven by Capital Markets & Hotels, up 28 percent for the quarter and 37 percent year to date, led by the UK and France. Revenue growth was partially offset by lower Leasing revenue, particularly in Russia and Germany when compared to 2012 performance that helped drive a 20 percent increase in Leasing revenue for the region in the prior year second quarter.

–	Fee-based operating expenses were $221 million for the quarter, up 4 percent, primarily due to the net increase in transactional revenue activity and increased variable operating costs associated with building pipelines for the second half of the year.

–	Adjusted operating income, which excludes King Sturge amortization, was $14 million for the quarter, compared with $15 million in 2012. Adjusted operating income margin calculated on a fee revenue basis was 5.8 percent compared with 6.6 percent last year.

–	Adjusted EBITDA was $18 million for the quarter, compared with $19 million in 2012. EBITDA margin calculated on a fee revenue basis was 7.7 percent compared with 8.4 percent last year.

Jones Lang LaSalle Reports Second-Quarter 2013 Results – Page 6

Asia Pacific Real Estate Services

Asia Pacific Revenue ($ in millions, “LC” = local currency)	Three Months Ended June 30,		% Change in LC	Six Months Ended June 30,		% Change in LC
	2013	2012		2013	2012
Leasing	$40.6	$45.6	(10%)	$68.6	$78.9	(12%)
Capital Markets & Hotels	41.0	23.8	74%	64.7	45.4	44%
Property & Facility Management	100.5	93.1	13%	200.5	189.4	10%
Property & Facility Management Fee Revenue[1]	82.3	75.0	14%	164.7	149.1	14%
Project & Development Services	21.4	19.2	15%	41.2	36.6	16%
Project & Development Services Fee Revenue[1]	16.2	16.3	2%	31.6	31.0	5%
Advisory, Consulting and Other	25.0	22.8	9%	43.3	40.6	8%

Operating Revenue	$228.5	$204.5	15%	$418.3	$390.9	10%
Equity Earnings	(0.1)	0.1	n/m	0.0	0.1	n/m

Total Segment Revenue	$228.4	$204.6	15%	$418.3	$391.0	10%

Total Segment Fee Revenue[1]	$205.0	$183.6	14%	$372.9	$345.1	11%

n/m – not meaningful

Asia Pacific Performance Highlights:

–	Revenue growth was led by both transactional growth in Capital Markets & Hotels, up 74 percent for the quarter and 44 percent year to date, led by Australia and Singapore, as well as annuity growth in Property & Facility Management, up 14 percent in fee revenue in both periods. This growth was partially offset by Leasing revenue declines in China, India and Australia.

–	Fee-based operating expenses were $192 million for the quarter, up 15 percent, partially due to increased compensation costs from a larger employee base serving Property & Facility Management clients, as well as commissions earned on Capital Markets revenue.

–	Operating income was $13 million for the quarter, consistent with 2012. Operating income margin calculated on a fee revenue basis was 6.5 percent, compared with 7.2 percent last year.

–	Adjusted EBITDA was $16 million for the quarter, compared with $17 million in 2012. EBITDA margin calculated on a fee revenue basis was 8.0 percent, compared with 9.0 percent last year.

Jones Lang LaSalle Reports Second-Quarter 2013 Results – Page 7

LaSalle Investment Management

LaSalle Investment Management Revenue ($ in millions, “LC” = local currency)	Three Months Ended June 30,		% Change in LC	Six Months Ended June 30,		% Change in LC
	2013	2012		2013	2012
Advisory Fees	$55.1	$57.2	(2%)	$111.5	$114.6	(1%)
Transaction Fees & Other	5.2	1.6	n/m	8.3	3.4	n/m
Incentive Fees	1.0	0.3	n/m	1.2	8.7	(86%)

Operating Revenue	$61.3	$59.1	5%	$121.0	$126.7	(3%)
Equity Earnings	9.7	0.2	n/m	14.8	11.9	24%

Total Segment Revenue	$71.0	$59.3	21%	$135.8	$138.6	(1%)

n/m – not meaningful

LaSalle Investment Management Performance Highlights:

–	$1.8 billion of capital was raised during the quarter, primarily in private equity commitments, which will generate growth in assets under management and in advisory fees as the capital is invested.

–	Advisory fees were $55 million for the quarter, which is consistent with quarterly averages in local currency for the last 12 to 18 months.

–	Operating expenses were $51 million for the quarter, up 4 percent from last year on the increase in operating revenue of 5 percent.

–	Adjusted EBITDA was $20 million for the quarter, a margin of 28.4 percent, compared with $11 million in 2012, a margin of 17.8 percent. The year-over-year improvement in total segment revenue and EBITDA was driven by significant equity earnings recognized in the quarter, reflective of positive investment performance for clients.

–	Assets under management were $46.3 billion as of June 30, 2013, compared with $47.7 billion at March 31, 2013, with the decrease driven primarily by foreign currency movements.

Jones Lang LaSalle Reports Second-Quarter 2013 Results – Page 8

About Jones Lang LaSalle

Jones Lang LaSalle (NYSE: JLL) is a professional services and investment management firm offering specialized real estate services to clients seeking increased value by owning, occupying and investing in real estate. With annual revenue of $3.9 billion, Jones Lang LaSalle operates in 70 countries from more than 1,000 locations worldwide. On behalf of its clients, the firm provides management and real estate outsourcing services to a property portfolio of 2.6 billion square feet and completed $63 billion in sales, acquisitions and finance transactions in 2012. Its investment management business, LaSalle Investment Management, has $46.3 billion of real estate assets under management. For further information, visit www.jll.com.

200 East Randolph Drive Chicago Illinois 60601 | 22 Hanover Square London W1A 2BN | 9 Raffles Place #39-00 Republic Plaza Singapore 048619

Statements in this press release regarding, among other things, future financial results and performance, achievements, plans and objectives may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those discussed under “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative Disclosures about Market Risk,” and elsewhere in Jones Lang LaSalle’s Annual Report on Form 10-K for the year ended December 31, 2012, and in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, and in other reports filed with the Securities and Exchange Commission. Statements speak only as of the date of this release. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle’s expectations or results, or any change in events.

Jones Lang LaSalle Reports Second-Quarter 2013 Results – Page 9

Conference Call

The firm will conduct a conference call for shareholders, analysts and investment professionals on Tuesday, July 30 at 6:00 p.m. EDT.

To participate in the conference call, please dial into one of the following phone numbers five to ten minutes before the start time:

•	U.S. callers: +1 877 356 3887

•	International callers: +1 706 679 7364

•	Pass code: 17566956

Webcast

Follow these steps to listen to the webcast:

1.	You must have a minimum 14.4 Kbps Internet connection

2.	Log on to http://www.videonewswire.com/event.asp?id=94966 and follow instructions

3.	Download free Windows Media Player software: (link located under registration form)

4.	If you experience problems listening, send an email to prnwebcast@multivu.com

Supplemental Information

Supplemental information regarding the second-quarter 2013 earnings call has been posted to the Investor Relations section of the company’s website: www.jll.com.

Conference Call Replay

Available: 11:00 p.m. EDT Tuesday, July 30 through 11:59 p.m. EDT Thursday, August 8 at the following numbers:

•	U.S. callers: + 1 855 859 2056

•	International callers: + 1 404 537 3406

•	Pass code: 17566956

Web Audio Replay

Audio replay will be available for download or stream. This information and link is also available on the company’s website: www.jll.com.

If you have any questions, email Jones Lang LaSalle’s Investor Relations department at JLLInvestorRelations@am.jll.com.

###

JONES LANG LASALLE INCORPORATED

Consolidated Statements of Operations

For the Three and Six Months Ended June 30, 2013 and 2012

(in thousands, except share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Revenue	$989,383	$921,341	$1,845,371	$1,734,635

Operating expenses:
Compensation and benefits	634,600	592,928	1,198,320	1,130,444
Operating, administrative and other	262,185	233,765	512,106	466,361
Depreciation and amortization	20,174	19,962	39,254	39,621
Restructuring and acquisition charges	6,602	16,604	9,770	25,556

Total operating expenses	923,561	863,259	1,759,450	1,661,982

Operating income	65,822	58,082	85,921	72,653

Interest expense, net of interest income	(9,049)	(7,459)	(16,972)	(14,885)
Equity earnings (losses) from unconsolidated ventures	9,076	(47)	14,558	11,802

Income before income taxes and noncontrolling interest	65,849	50,576	83,507	69,570
Provision for income taxes	16,397	12,846	20,794	17,671

Net income	49,452	37,730	62,713	51,899

Net income attributable to noncontrolling interest	2,921	289	3,027	435

Net income attributable to the Company	$46,531	$37,441	$59,686	$51,464

Net income attributable to common shareholders	$46,290	$37,188	$59,445	$51,211

Basic earnings per common share	$1.05	$0.85	$1.35	$1.17

Basic weighted average shares outstanding	44,101,006	43,718,678	44,090,942	43,661,976

Diluted earnings per common share	$1.03	$0.83	$1.32	$1.14

Diluted weighted average shares outstanding	45,141,341	44,847,350	45,091,245	44,725,914

EBITDA	$95,072	$77,997	$139,733	$124,076

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED

Segment Operating Results

For the Three and Six Months Ended June 30, 2013 and 2012

(in thousands)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
REAL ESTATE SERVICES
AMERICAS
Revenue:
Operating revenue	$431,492	$403,172	$792,959	$744,599
Equity earnings (losses)	73	(258)	291	(208)

Total segment revenue	431,565	402,914	793,250	744,391
Gross contract costs[1]	(24,190)	(20,132)	(43,468)	(36,020)

Total segment fee revenue	407,375	382,782	749,782	708,371

Operating expenses:
Compensation, operating and administrative expenses	384,659	354,356	721,218	674,032
Depreciation and amortization	11,547	10,496	22,000	20,380

Total segment operating expenses	396,206	364,852	743,218	694,412
Gross contract costs[1]	(24,190)	(20,132)	(43,468)	(36,020)

Total fee-based segment operating expenses	372,016	344,720	699,750	658,392

Operating income	$35,359	$38,062	$50,032	$49,979

Adjusted EBITDA	$46,906	$48,558	$72,032	$70,359

EMEA
Revenue:
Operating revenue	$268,146	$254,544	$513,051	$472,516
Equity losses	(536)	(85)	(536)	(70)

Total segment revenue	267,610	254,459	512,515	472,446
Gross contract costs[1]	(33,519)	(27,958)	(67,725)	(55,659)

Total segment fee revenue	234,091	226,501	444,790	416,787

Operating expenses:
Compensation, operating and administrative expenses	249,497	235,497	491,022	457,866
Depreciation and amortization	5,027	5,683	10,010	11,885

Total segment operating expenses	254,524	241,180	501,032	469,751
Gross contract costs[1]	(33,519)	(27,958)	(67,725)	(55,659)

Total fee-based segment operating expenses	221,005	213,222	433,307	414,092

Operating income	$13,086	$13,279	$11,483	$2,695

Adjusted EBITDA	$18,113	$18,962	$21,493	$14,580

ASIA PACIFIC
Revenue:
Operating revenue	$228,443	$204,513	$418,343	$390,876
Equity (losses) earnings	(124)	62	(9)	114

Total segment revenue	228,319	204,575	418,334	390,990
Gross contract costs[1]	(23,378)	(21,060)	(45,375)	(45,879)

Total segment fee revenue	204,941	183,515	372,959	345,111

Operating expenses:
Compensation, operating and administrative expenses	211,848	188,058	396,297	364,418
Depreciation and amortization	3,124	3,326	6,252	6,414

Total segment operating expenses	214,972	191,384	402,549	370,832
Gross contract costs[1]	(23,378)	(21,060)	(45,375)	(45,879)

Total fee-based segment operating expenses	191,594	170,324	357,174	324,953

Operating income	$13,347	$13,191	$15,785	$20,158

Adjusted EBITDA	$16,471	$16,517	$22,037	$26,572

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
LASALLE INVESTMENT MANAGEMENT
Revenue:
Operating revenue	$61,302	$59,112	$121,018	$126,644
Equity earnings	9,663	234	14,812	11,966

Total segment revenue	70,965	59,346	135,830	138,610
Operating expenses:
Compensation, operating and administrative expenses	50,781	48,782	101,889	100,488
Depreciation and amortization	476	457	992	943

Total segment operating expenses	51,257	49,239	102,881	101,431

Operating income	$19,708	$10,107	$32,949	$37,179

Adjusted EBITDA	$20,184	$10,564	$33,941	$38,122

SEGMENT RECONCILING ITEMS:
Total segment revenue	$998,459	$921,294	$1,859,929	$1,746,437
Reclassification of equity earnings (losses)	9,076	(47)	14,558	11,802

Total revenue	$989,383	$921,341	$1,845,371	$1,734,635

Total operating expenses before restructuring charges	916,959	846,655	1,749,680	1,636,426

Operating income before restructuring charges	$72,424	$74,686	$95,691	$98,209

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED

Consolidated Balance Sheets

June 30, 2013, December 31, 2012 and June 30, 2012

(in thousands)

	June 30, 2013	December 31,	June 30, 2012
	(Unaudited)	2012	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$121,851	$152,159	$115,499
Trade receivables, net of allowances	911,425	996,681	819,946
Notes and other receivables	95,543	101,952	92,663
Warehouse receivables	98,213	144,257	—
Prepaid expenses	64,463	53,165	54,752
Deferred tax assets, net	53,257	50,831	48,525
Other	11,719	16,484	24,081

Total current assets	1,356,471	1,515,529	1,155,466

Property and equipment, net of accumulated depreciation	252,247	269,338	239,202
Goodwill, with indefinite useful lives	1,836,981	1,853,761	1,766,978
Identified intangibles, with finite useful lives, net of accumulated amortization	41,342	45,932	45,762
Investments in real estate ventures	265,202	268,107	210,799
Long-term receivables	76,825	58,881	51,212
Deferred tax assets, net	187,811	197,892	197,718
Other	157,824	142,059	126,934

Total assets	$4,174,703	$4,351,499	$3,794,071

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$401,052	$497,817	$365,254
Accrued compensation	410,032	685,718	393,344
Short-term borrowings	50,724	32,233	19,598
Deferred tax liabilities, net	10,113	10,113	6,095
Deferred income	79,459	76,152	83,132
Deferred business acquisition obligations	75,054	105,772	31,611
Warehouse facility	98,213	144,257	—
Other	112,553	109,909	92,218

Total current liabilities	1,237,200	1,661,971	991,252

Noncurrent liabilities:
Credit facilities	479,000	169,000	619,000
Long-term senior notes	275,000	275,000	—
Deferred tax liabilities, net	3,106	3,106	7,646
Deferred compensation	89,370	75,320	67,929
Pension liabilities	64	5,281	15,348
Deferred business acquisition obligations	75,550	107,661	246,531
Minority shareholder redemption liability	19,838	19,489	18,692
Other	62,272	75,415	72,962

Total liabilities	2,241,400	2,392,243	2,039,360

Company shareholders’ equity:
Common stock, $.01 par value per share, 100,000,000 shares authorized; 44,119,690, 44,054,042 and 43,778,163 shares issued and outstanding as of June 30, 2013, December 31, 2012 and June 30, 2012, respectively	441	441	438
Additional paid-in capital	945,675	932,255	927,020
Retained earnings	1,066,794	1,017,128	869,670
Shares held in trust	(7,558)	(7,587)	(7,151)
Accumulated other comprehensive (loss) income	(78,807)	8,946	(40,090)

Total Company shareholders’ equity	1,926,545	1,951,183	1,749,887
Noncontrolling interest	6,758	8,073	4,824

Total equity	1,933,303	1,959,256	1,754,711

Total liabilities and equity	$4,174,703	$4,351,499	$3,794,071

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED

Summarized Consolidated Statements of Cash Flows

For the Six Months Ended June 30, 2013 and 2012

(in thousands)

(Unaudited)

	Six Months Ended June 30,
	2013	2012
Cash used in operating activities	$(244,558)	$(122,618)
Cash used in investing activities	(62,761)	(25,898)
Cash provided by financing activities	277,011	79,561

Net decrease in cash and cash equivalents	$(30,308)	(68,955)
Cash and cash equivalents, beginning of period	152,159	184,454

Cash and cash equivalents, end of period	$121,851	$115,499

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED

Financial Statement Notes

1.	Consistent with U.S. GAAP (“GAAP”), gross contract vendor and subcontractor costs (“gross contract costs”) which are managed on certain client assignments in the Property & Facility Management and Project & Development Services business lines are presented on a gross basis in both revenue and operating expenses. Gross contract costs are excluded from revenue and operating expenses in determining “fee revenue” and “fee-based operating expenses”, respectively. Excluding these costs from revenue and operating expenses more accurately reflects how the firm manages its expense base and its operating margins. Adjusted operating income excludes the impact of restructuring and acquisition charges and intangible amortization related to the King Sturge acquisition. “Adjusted operating income margin” is calculated by dividing adjusted operating income by fee revenue. Below are reconciliations of revenue and operating expenses to fee revenue and fee-based operating expenses, as well as adjusted operating income margin calculations, for the three and six months ended June 30, 2013, and 2012.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
($ in millions)	2013	2012	2013	2012
Revenue	$989.4	$921.3	$1,845.4	$1,734.7
Gross contract costs	(81.1)	(69.1)	(156.6)	(137.6)

Fee revenue	$908.3	$852.2	$1,688.8	$1,597.1

Operating expenses	$923.6	$863.2	$1,759.5	$1,662.0
Gross contract costs	(81.1)	(69.1)	(156.6)	(137.6)

Fee-based operating expenses	$842.5	$794.1	$1,602.9	$1,524.4

Operating income	$65.8	$58.1	$85.9	$72.7

Add:
Restructuring and acquisition charges	6.6	16.6	9.8	25.6
King Sturge intangible amortization	0.6	1.6	1.1	3.8

Adjusted operating income	$73.0	$76.3	$96.8	$102.1

Adjusted operating income margin	8.0%	9.0%	5.7%	6.4%

2.	Charges excluded from GAAP net income attributable to common shareholders to arrive at adjusted net income for the three and six months ended June 30, 2013, and June 30, 2012, are restructuring and acquisition charges and intangible amortization related to the recent King Sturge acquisition. Below are reconciliations of GAAP net income attributable to common shareholders to adjusted net income and calculations of earnings per share (“EPS”) for each net income total:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
($ in millions, except per share data)	2013	2012	2013	2012
GAAP net income attributable to common shareholders	$46.3	$37.2	$59.4	$51.2
Shares (in 000s)	45,141	44,847	45,091	44,726

GAAP diluted earnings per share	$1.03	$0.83	$1.32	$1.14

GAAP net income attributable to common shareholders	$46.3	$37.2	$59.4	$51.2
Restructuring and acquisition charges, net	5.0	12.4	7.4	19.1
Intangible amortization, net	0.4	1.2	0.8	2.8

Adjusted net income	$51.7	$50.8	$67.6	$73.1
Shares (in 000s)	45,141	44,847	45,091	44,726

Adjusted diluted earnings per share	$1.15	$1.13	$1.50	$1.63

3.	Adjusted EBITDA represents earnings before interest expense, net of interest income, income taxes, depreciation and amortization, adjusted for restructuring and acquisition charges. Although adjusted EBITDA and EBITDA are non-GAAP financial measures, they are used extensively by management and are useful to investors and lenders as metrics for evaluating operating performance and liquidity. EBITDA is used in the calculations of certain covenants related to the firm’s revolving credit facility. However, adjusted EBITDA and EBITDA should not be considered as an alternative to net income determined in accordance with GAAP. Because adjusted EBITDA and EBITDA are not calculated under GAAP, the firm’s adjusted EBITDA and EBITDA may not be comparable to similarly titled measures used by other companies.

Below is a reconciliation of net income to EBITDA and adjusted EBITDA (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Net income	$49,452	$37,730	$62,713	$51,899
Add:
Interest expense, net of interest income	9,049	7,459	16,972	14,885
Provision for income taxes	16,397	12,846	20,794	17,671
Depreciation and amortization	20,174	19,962	39,254	39,621

EBITDA	$95,072	$77,997	$139,733	$124,076

Add:
Restructuring and acquisition charges	6,602	16,604	9,770	25,556

Adjusted EBITDA	$101,674	$94,601	$149,503	$149,632

4.	Restructuring and acquisition charges are excluded from segment operating results, although they are included for consolidated reporting. For purposes of segment operating results, the allocation of restructuring charges to the segments has been determined not to be meaningful to investors, so the performance of segment results has been evaluated without allocation of these charges.

5.	Intangible amortization from the second-quarter 2011 King Sturge acquisition is included in depreciation and amortization in the firm’s consolidated results, as well as in EMEA’s segment results, but has been excluded from adjusted operating income and adjusted net income.

6.	Each geographic region offers the firm’s full range of Real Estate Services businesses consisting primarily of tenant representation and agency leasing; capital markets; property management and facilities management; project and development services; and advisory, consulting and valuations services. The Investment Management segment provides investment management services to institutional investors and high-net-worth individuals.

7.	The consolidated statements of cash flows are presented in summarized form. For complete consolidated statements of cash flows, please refer to the firm’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, to be filed with the Securities and Exchange Commission shortly.

8.	EMEA refers to Europe, Middle East and Africa. MENA refers to Middle East and North Africa. Greater China includes China, Hong Kong, Macau and Taiwan. Southeast Asia refers to Singapore, Indonesia, Philippines, Thailand and Vietnam. The BRIC countries include Brazil, Russia, India and China.

9.	Certain prior year amounts have been reclassified to conform to the current presentation.

10.	All percentage variances have been shown as calculated on a local currency basis.